Exhibit 10.22.e


                 FOURTH AMENDMENT TO MASTER REPURCHASE AGREEMENT

               FOURTH AMENDMENT TO MASTER REPURCHASE AGREEMENT, dated as of February 28, 2005 (this "Amendment"), to the Master Repurchase Agreement (the "Original Agreement"), dated as of May 28, 2003, as amended by the First Amendment to Master Repurchase Agreement, dated as of August 28, 2003 (the "First Amendment"), as amended by the Second Amendment to Master Repurchase Agreement dated as of June 1, 2004 (the "Second Amendment"), as amended by the Third Amendment to Master Repurchase Agreement dated as of November 15, 2004 (the "Third Amendment", and together with the First Amendment and the Original Agreement, the "Repurchase Agreement"), by and between Goldman Sachs Mortgage Company, as a buyer and as Administrative Agent ("GSMC"), Commerzbank AG, New York Branch, as a buyer ("Commerzbank") and Capital Trust, Inc., as seller ("Seller"). Capitalized terms used but not defined herein shall have the meanings set forth in the Repurchase Agreement.

                                     RECITAL
                                     -------

               WHEREAS, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties have agreed to extend the Facility Termination Date under the Repurchase Agreement and to amend the Transaction Documents as set forth herein.

               NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

               1. The definition of "Change of Control" in Section 2(c) of Annex I to the Repurchase Agreement is hereby deleted in its entirety and replaced with the following:


           "'Change of Control' shall mean either of the following events have occurred:

               (i) a majority of the members of the board of directors of Seller changes during any twelve (12) month period after the date hereof; or

               (ii) a merger, consolidation or other transaction in which a Person which is not an Affiliate acquires in excess of 50% of the voting common equity of Seller."

               2. Continuing Effect. Except as expressly amended by this Amendment, the Repurchase Agreement and the other Transaction Documents remain in full force and effect in accordance with their respective terms, and are hereby in all respects ratified and confirmed.

               3. References to Repurchase Agreement. All references to the Repurchase Agreement in any Transaction Document or in any other document executed or delivered in connection therewith shall, from and after the execution and delivery of this Amendment, be deemed a reference to the Repurchase Agreement as amended hereby, unless the context expressly requires otherwise.

               4. Governing Law. This Amendment shall be governed by and construed and interpreted in accordance with the laws of the State of New York.

               5. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.

               IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered in their names as of the date first above written.

                                    GOLDMAN SACHS MORTGAGE COMPANY,
                                        as a Buyer

                                    By:  Goldman Sachs Real Estate Funding Corp.


                                         By: /s/ Leo Huang
                                             -------------
                                             Name: Leo Huang
                                             Title: Authorized Signatory


                                    GOLDMAN SACHS MORTGAGE COMPANY,
                                        as Administrative Agent

                                    By:  Goldman Sachs Real Estate Funding Corp.


                                         By: /s/ Leo Huang
                                             -------------
                                             Name: Leo Huang
                                             Title: Authorized Signatory




                                    COMMERZBANK AG, NEW YORK BRANCH,
                                        as a Buyer



                                    By: /s/ Steve Rosamilia
                                        ----------------------------
                                           Name:  Steve Rosamilia
                                           Title: Vice President



                                    By: /s/ David Goldman
                                        ----------------------------
                                           Name:  David Goldman
                                           Title: Vice President


                       [Signatures continue on next page.]

                                    CAPITAL TRUST, INC., as Seller



                                    By:  /s/ Brian H. Oswald
                                         -------------------
                                             Name: Brian H. Oswald
                                             Title: Chief Financial Officer